UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: February 28, 2023
(Date of earliest event reported)
Commission file number 001-36440

AVANOS MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		46-4987888
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)
5405 Windward Parkway
Suite 100 South
Alpharetta,	Georgia	30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (844) 428-2667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock - $0.01 Par Value	AVNS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(d)        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 28, 2023, the Board of Directors (the “Board”) of Avanos Medical, Inc. (the “Company”) appointed Dr. Lisa Egbuonu-Davis to the Board, effective March 6, 2023. The appointment of Dr. Egbuonu-Davis fills a vacancy on the Board. The Board also appointed Dr. Egbuonu-Davis to serve on the Company’s Compliance Committee and Governance Committee. In addition, the Board nominated Dr. Egbuonu-Davis for election as a director at the Company’s 2023 Annual Meeting of Stockholders, to hold such position for a one-year term ending at the 2024 Annual Meeting of Stockholders.
Dr. Egbuonu-Davis was not selected pursuant to any arrangement or understanding between her and any other persons. There are no transactions between Dr. Egbuonu-Davis and the Company that would be reportable under Item 404(a) of Regulation S-K.
Dr. Egbuonu-Davis will participate in the Company’s Outside Directors’ Compensation Plan, pursuant to which Dr. Egbuonu-Davis will receive: (i) an annual cash retainer of $70,000 for her service on the Board; (ii) annual cash compensation of $7,500 for her service on the Compliance Committee; (iii) annual cash compensation of $5,000 for her service on the Governance Committee; and (iv) an annual grant of restricted share units with a value of $190,000. In addition, the Company will reimburse Dr. Egbuonu-Davis for the expenses she incurs in attending Board and committee meetings. Dr. Egbuonu-Davis’s compensation for 2023 will be prorated based on the effective date of her appointment.
Item 7.01    Regulation FD Disclosure
On March 6, 2023, the Company issued a press release announcing the appointment of Dr. Egbuonu-Davis to the Board and the Company’s Compliance Committee and Governance Committee. A copy of such press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01    Financial Statements and Exhibits
(d)Exhibits.
    The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Avanos Medical, Inc. on March 6, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANOS MEDICAL, INC.

Date:	March 6, 2023	By:	/s/ Mojirade James
Mojirade James Senior Vice President and General Counsel